Exhibit 99.1
HEALTHCARE REALTY
Gabrielle M. Andrés
Corporate Communications
P 615.269.8175
www.healthcarerealty.com
NEWS RELEASE
HEALTHCARE REALTY TRUST ANNOUNCES FOURTH QUARTER RESULTS
NASHVILLE, Tennessee, February 22, 2011 — Healthcare Realty Trust Incorporated (NYSE:HR) today announced results for the fourth quarter ended December 31, 2010. FFO per diluted common share for the three months ended December 31, 2010 totaled $0.30. FFO per diluted common share for the twelve months ended December 31, 2010 totaled $1.14, which includes the effect of non-cash impairment charges totaling $7.5 million, or $0.12 per diluted common share. FAD for the three months ended December 31, 2010 totaled $0.29 per diluted common share.
Revenues for the three and twelve months ended December 31, 2010 totaled $67.0 million and $258.4 million, respectively. Income (loss) from continuing operations for the three and twelve months ended December 31, 2010 totaled ($0.2) million and $4.0 million, respectively. Net income attributable to common stockholders for the three months ended December 31, 2010 totaled $0.4 million, or $0.01 per diluted common share. Net income attributable to common stockholders for the twelve months ended December 31, 2010 totaled $8.2 million, or $0.13 per diluted common share. Along with FFO, net income attributable to common stockholders for the twelve months ended December 31, 2010 was also affected by impairment charges.
Healthcare Realty Trust is a real estate investment trust that integrates owning, managing, financing and developing income-producing real estate properties associated primarily with the delivery of outpatient healthcare services throughout the United States. The Company had investments of approximately $2.6 billion in 209 real estate properties and mortgages as of December 31, 2010, excluding assets classified as held for sale and including an investment in one unconsolidated joint venture. The Company’s 201 owned real estate properties, excluding assets classified as held for sale, are comprised of six facility types, located in 28 states, totaling approximately 13.3 million square feet. The Company provides property management services to approximately 9.2 million square feet nationwide.
The Company directs interested parties to its Internet site, www.healthcarerealty.com, where information is posted regarding this quarter’s operations. Please contact the Company at 615.269.8175 to request a printed copy of this information.
In addition to the historical information contained within, the matters discussed in this press release may contain forward-looking statements that involve risks and uncertainties. These risks are discussed in filings with the Securities and Exchange Commission by Healthcare Realty Trust, including its Annual Report on Form 10-K for the year ended December 31, 2010 under the heading “Risk Factors,” and as updated in its Quarterly Reports on Form 10-Q filed thereafter. Forward-looking statements represent the Company’s judgment as of the date of this release. The Company disclaims any obligation to update forward-looking statements.

HEALTHCARE REALTY TRUST INCORPORATED
Consolidated Statements of Operations (1)
(Dollars in thousands, except per share data)
(Unaudited)

	Three Months Ended		Twelve Months Ended
	December 31,		December 31,
	2010	2009	2010	2009

REVENUES
Master lease rent	$13,326	$13,655	$54,659	$53,340
Property operating	50,206	45,024	190,205	177,849
Straight-line rent	557	599	2,509	2,052
Mortgage interest	669	520	2,377	2,646
Other operating	2,244	2,328	8,644	10,951

	67,002	62,126	258,394	246,838

EXPENSES
General and administrative	4,380	5,081	16,894	22,478
Property operating	26,273	23,733	101,355	93,249
Bad debt, net	9	110	(429)	535
Depreciation	17,824	15,675	67,440	60,847
Amortization	1,473	1,196	5,342	5,259

	49,959	45,795	190,602	182,368

OTHER INCOME (EXPENSE)
Loss on extinguishment of debt	—	—	(480)	—
Re-measurement gain of equity interest upon acquisition	—	—	—	2,701
Interest expense	(17,908)	(13,549)	(65,710)	(43,080)
Interest and other income, net	620	425	2,419	1,099

	(17,288)	(13,124)	(63,771)	(39,280)

INCOME (LOSS) FROM CONTINUING OPERATIONS	(245)	3,207	4,021	25,190

DISCONTINUED OPERATIONS
Income from discontinued operations	737	1,208	3,385	5,844
Impairments	(150)	—	(7,511)	(22)
Gain on sales of real estate properties	40	—	8,352	20,136

INCOME FROM DISCONTINUED OPERATIONS	627	1,208	4,226	25,958

NET INCOME	382	4,415	8,247	51,148

Less: Net income attributable to noncontrolling interests	(2)	(45)	(47)	(57)

NET INCOME ATTRIBUTABLE TO COMMON STOCKHOLDERS	$380	$4,370	$8,200	$51,091

BASIC EARNINGS PER COMMON SHARE
Income from continuing operations	$0.00	$0.05	$0.06	$0.43

Discontinued operations	0.01	0.02	0.07	0.45

Net income attributable to common stockholders	$0.01	$0.07	$0.13	$0.88

DILUTED EARNINGS PER COMMON SHARE
Income from continuing operations	$0.00	$0.05	$0.06	$0.43

Discontinued operations	0.01	0.02	0.07	0.44

Net income attributable to common stockholders	$0.01	$0.07	$0.13	$0.87

WEIGHTED AVERAGE COMMON SHARES OUTSTANDING — BASIC	63,176,732	58,357,290	61,722,786	58,199,592

WEIGHTED AVERAGE COMMON SHARES OUTSTANDING — DILUTED	64,241,164	59,311,720	62,770,826	59,047,314

(1)	The Consolidated Statements of Operations do not include all of the information and footnotes required by accounting principles generally accepted in the United States of America for complete financial statements.

HEALTHCARE REALTY TRUST INCORPORATED
Consolidated Statements of Cash Flows (1)
(Dollars in thousands)
(Unaudited)

	Three Months Ended		Twelve Months Ended
	December 31,		December 31,
	2010	2009	2010	2009

Cash flows from operating activities:
Net income	$382	$4,415	$8,247	$51,148
Non-cash items:
Depreciation and amortization — real estate	19,011	16,539	72,213	66,914
Depreciation and amortization — other	1,399	1,493	5,681	4,007
Provision for bad debt, net	9	108	(409)	517
Impairments	150	—	7,511	22
Straight-line rent receivable	(549)	(577)	(2,472)	(1,925)
Straight-line rent liability	(217)	108	92	444
Equity in losses from unconsolidated joint ventures	—	—	—	2
Stock-based compensation	566	425	2,411	3,711
Provision for deferred post-retirement benefits	223	417	1,390	2,860
Re-measurement gain of equity interest upon acquisition	—	—	—	(2,701)
Other non-cash items	—	(38)	(542)	723

Total non-cash items	20,592	18,475	85,875	74,574

Other items:
Accounts payable and accrued liabilities	(3,494)	(6,857)	6,367	5,127
Other liabilities	(1,098)	4,864	470	(3,508)
Other assets	(2,212)	(65)	(9,137)	(1,017)
Gain on sales of real estate properties	(40)	—	(8,352)	(20,136)
Loss on extinguishment of debt	—	—	480	—
Payment of partial pension settlement	(2,240)	—	(2,582)	(2,300)
State income taxes paid, net of refunds	(30)	(12)	(533)	(674)

Total other items	(9,114)	(2,070)	(13,287)	(22,508)

Net cash provided by operating activities	11,860	20,820	80,835	103,214

Cash flows from investing activities:
Acquisition and development of real estate properties	(185,381)	(71,254)	(369,034)	(170,520)
Funding of mortgages and notes receivable	(11,188)	(10,208)	(25,109)	(23,391)
Investment in unconsolidated joint venture	—	—	—	(184)
Proceeds from sales of real estate	1,191	—	34,512	83,441
Proceeds from mortgages and notes receivable repayments	1,816	12,688	9,201	12,893

Net cash used in investing activities	(193,562)	(68,774)	(350,430)	(97,761)

Cash flows from financing activities:
Net repayments on unsecured credit facilities	(131,000)	(323,000)	(50,000)	(279,000)
Borrowings on notes and bonds payable	396,800	377,969	396,800	377,969
Repayments on notes and bonds payable	(757)	(5,793)	(2,516)	(28,433)
Repurchase of notes payable	—	—	(8,556)	—
Quarterly dividends paid	(19,340)	(22,855)	(75,821)	(91,385)
Proceeds from issuance of common stock	38,768	25,933	118,235	26,467
Equity issuance costs	(7)	(3)	(30)	(3)
Common stock redemption	—	—	—	(8)
Debt issuance and assumption costs	(483)	(3,900)	(1,199)	(11,293)
Capital contributions received from noncontrolling interest holders	(53)	457	633	2,228
Distributions to noncontrolling interests	(82)	(91)	(481)	(282)

Net cash provided by (used in) financing activities	283,846	48,717	377,065	(3,740)

Increase in cash and cash equivalents	102,144	763	107,470	1,713
Cash and cash equivalents, beginning of period	11,177	5,088	5,851	4,138

Cash and cash equivalents, end of period	$113,321	$5,851	$113,321	$5,851

(1)	The Consolidated Statements of Cash Flows do not include all of the information and footnotes required by accounting principles generally accepted in the United States of America for complete financial statements.

RECONCILIATION OF FUNDS FROM OPERATIONS (1) (2):
(Dollars in thousands, except per share data)
(Unaudited)

	Three Months Ended		Twelve Months Ended
	December 31,		December 31,
	2010	2009	2010	2009

Net Income Attributable to Common Stockholders	$380	$4,370	$8,200	$51,091

Gain on sales of real estate properties	(40)	—	(8,352)	(20,136)
Real estate depreciation and amortization	18,883	16,539	71,725	66,927

Total adjustments	18,843	16,539	63,373	46,791

Funds From Operations	$19,223	$20,909	$71,573	$97,882

Funds From Operations Per Common Share — Basic	$0.30	$0.36	$1.16	$1.68

Funds From Operations Per Common Share — Diluted	$0.30	$0.35	$1.14	$1.66

Weighted Average Common Shares Outstanding — Basic	63,176,732	58,357,290	61,722,786	58,199,592

Weighted Average Common Shares Outstanding — Diluted	64,241,164	59,311,720	62,770,826	59,047,314

RECONCILIATION OF FUNDS AVAILABLE FOR DISTRIBUTION (2):
(Dollars in thousands, except per share data)
(Unaudited)

Three Months Ended
December 31, 2010
Net Income Attributable to Common Stockholders	$380

Gain on sales of real estate properties	(40)
Partial pension settlement	(2,240)
Total non-cash items included in cash flows from operating activities (3)	20,592

Funds Available For Distribution	$18,692

Funds Available For Distribution Per Common Share — Diluted	$0.29

Weighted Average Common Shares Outstanding — Diluted	64,241,164

(1)	Funds from operations (“FFO”) is calculated according to the definition of the National Association of Real Estate Investment Trusts and is comprised primarily of net income (loss) attributable to common stockholders and depreciation from real estate, but is not adjusted for certain non-cash income and expense items. Gains on the sale of real estate properties are excluded from FFO and FFO per share, while impairments are included in FFO and FFO per share.

(2)	FFO and Funds Available For Distribution (“FAD”) do not represent cash generated from operating activities determined in accordance with accounting principles generally accepted in the United States of America and are not necessarily indicative of cash available to fund cash needs. FFO and FAD should not be considered alternatives to net income attributable to common stockholders as indicators of the Company’s operating performance or as alternatives to cash flow as measures of liquidity.

(3)	See the Consolidated Statements of Cash Flows that are included in this earnings release.

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